UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 14, 2007

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                0-20859                 75-2287752
  (State or other jurisdiction     (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01    Amendment to Material Definitive Agreement.

     On June 14, 2007, Geron Corporation ("the Company") and the Biotechnology Research Corporation Limited, a company incorporated under the laws of Hong Kong ("BRC"), entered into an Amended and Restated Joint Venture Agreement (the "Amended JVA") and a Restructuring Agreement (the "Restructuring Agreement," together with the Amended JVA, the "Agreements") related to TA Therapeutics Limited, the joint venture in Hong Kong between the Company and BRC ("TAT"). Upon execution of the Agreements, the Company owns 75% of TAT and BRC owns 25%.

     Pursuant to the Agreements, the Company paid an aggregate capital contribution of $4 million and BRC paid an aggregate capital contribution of $6 million. BRC will contribute an additional $2 million, payable in two equal installments of $1.0 million each, to support drug discovery research. Any further capital needed by TAT will be provided by either the Company or through other financing sources as may be available.

     The Board of Directors of TAT shall be comprised of up to six members, of which four will be from the Company and two will be from BRC. In addition, a Joint Development Committee and a Joint Discovery Research Committee shall oversee and provide day-to-day management of the research, development, and commercialization activities of TAT.

     BRC is a company established by the Hong Kong University of Science and Technology, the Company's research partner.


Item 8.01    Other Events.

The Company deems the following information to be material:

     The Company's Press Release, dated June 18, 2007, is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

             (a)    Financial Statements.

                         None.

             (b)    Pro Forma Financial Information

                         None.

             (c)    Exhibits:

                         99.1 Press Release of Geron Corporation, dated June 18, 2007.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GERON CORPORATION

Date: June 18, 2007                       By: /s/ David L. Greenwood
                                              -------------------------------
                                              David L. Greenwood
                                              Executive Vice President and Chief
                                              Financial Officer